SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2002

PRUDENTIAL FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

New Jersery	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street
Newark, New Jersey 07102
(Address of principal executive offices and zip code)

(973) 802-6000
(Registrant’s telephone number, including area code)

Item 5.    Other Information.

On October 3, 2002, Prudential Financial, Inc., a New Jersey Corporation, issued a press release indicating it is exploring options for its personal lines property and casualty business, a copy of which is attached hereto as Exhibit 99.0 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 3, 2002
Prudential Financial, Inc.

By:    /s/ Anthony S. Piszel
——————————————————————
Name:    Anthony S. Piszel
Title:    Controller (Principal Accounting Officer)

Exhibit Index

Exhibit No.	Description

99.0	Press Release of Prudential Financial, Inc., dated October 3, 2002.

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